Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 6 dated as of June 21, 2005 to the Amended and Restated Credit, Security, Guaranty and Pledge Agreement dated as of December 15, 2003 among Lions Gate Entertainment Corp. and Lions Gate Entertainment Inc. (together, the “Borrowers”), the Guarantors named therein, the Lenders referred to therein, JPMorgan Chase Bank, National Association (formerly known as JPMorgan Chase Bank), as Administrative Agent and as Issuing Bank for the Lenders (the “Agent”), JPMorgan Chase Bank, National Association Toronto Branch (formerly known as JPMorgan Chase Bank, Toronto Branch) as Canadian Agent, Fleet National Bank , as Co-Syndication Agent and BNP Paribas, as Co-Syndication Agent (as the same may be amended, supplemented or otherwise modified, the “Credit Agreement”).

INTRODUCTORY STATEMENT

     The Lenders have made available to the Borrowers a credit facility pursuant to the terms of the Credit Agreement.

     The Lenders and the Agent have agreed to amend the Credit Agreement, all on the terms and subject to the conditions herein set forth.

     Therefore, the parties hereto hereby agree as follows:

     Section 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meaning given them in the Credit Agreement.

     Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended as of the Effective Date (as hereinafter defined) as follows:

     (A) The definition of “Cash Equivalents” appearing in Article 1 of the Credit Agreement is hereby amended by (a) deleting the “or” preceding subsection (v) thereof and inserting “,” in the place thereof and (b) deleting the “.” following “above” in the last sentence thereof and adding subsection (vi) as follows:

“or (vi) money market preferred stock, auction rate preferred stock, auction market preferred stock, auction rate securities or similar instrument with a rating of AAA or the equivalent thereof by Standard & Poor’s Corporation or Moody’s Investors Service, Inc”

     (B) Section 6.5 of the Credit Agreement is hereby amended by deleting the “US$1,600,000” appearing in subsection (xi) there of and replacing it with “US$2,000,000”.

     (C) Section 6.15 of the Credit Agreement is hereby amended by replacing the “US$60,000,000” in subsection (x) thereof with “US$65,000,000”.

     (D) Schedule 1.2 of the Credit Agreement is hereby amended by (a) deleting the “125,000,000” opposite “Twentieth Century Fox (includes F/X, Fox, Fox Latin America and Fox Family” on the list of Acceptable Major Account Debtors and replacing it with “150,000,000”; (b) deleting the “40,000,000” opposite “Viacom (Showtime, Paramount CBS, Comedy Partners, TNN, Blockbuster, UPN, MTV/VH1)” on the list of Acceptable Major Account Debtors and replacing it with “70,000,000”; (c) deleting the “1,500,000” opposite “HDNet Movies LLC” on the list of Acceptable Domestic Account Debtors and replacing it with “4,000,000”; (d) deleting the “1,500,000” opposite “Movie Gallery” on the list of Acceptable Domestic Account Debtors and replacing it with “3,000,000”; (e) deleting the “250,000” opposite “Metro Tartan” on the list of Acceptable Foreign Account Debtors and replacing it with “500,000”; and (f) adding the following Acceptable Account Debtors listed below in the appropriate section of Schedule 1.2 noted to the left thereof and with monetary limit noted to the right thereof :

Section:	Acceptable Obligors:	Limit:
Acceptable Domestic Account Debtor	Corus/Superchannel	1,500,000

     Section 3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent (the date on which all such conditions have been satisfied being herein called the “Effective Date”):

     (A) the receipt by the Agent of counterparts of this Amendment which, when taken together, bear the signatures of the Borrowers, each Guarantor, the Agent and the Required Lenders;

     (B) the payment of all fees and expenses (including, without limitation, fees and disbursements of counsel and consultants retained by the Agent) due and payable by any Credit Party to the Agent and/or the Lenders; and

     (C) all legal matters incident to this Amendment shall be satisfactory to Morgan, Lewis & Bockius LLP, counsel for the Agent.

     Section 4. Representations and Warranties. Each Credit Party represents and warrants that:

     (A) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date);

     (B) after giving effect to this Amendment, no Event of Default or Default will have occurred and be continuing on and as of the date hereof.

     Section 5. Further Assurances. At any time and from time to time, upon the Agent’s request and at the sole expense of the Credit Parties, each Credit Party will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Agent reasonably deems necessary to effect the purposes of this Amendment.

     Section 6. Fundamental Documents. This Amendment is designated a Fundamental Document by the Agent.

     Section 7. Full Force and Effect. Except as expressly amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof”, and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as amended by this Amendment.

     Section 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 9. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     Section 10. Expenses. The Borrowers agree to pay all out-of-pocket expenses incurred by the Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent.

     Section 11. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of or be taken into consideration in interpreting this Amendment.

     IN WITNESS WHEREOF, the parties hereby have caused this Amendment to be duly executed as of the date first written above:

BORROWERS:

LIONS GATE ENTERTAINMENT CORP.
By	/s/ JAMES KEEGAN

Name: James Keegan
Title:

LIONS GATE ENTERTAINMENT INC.
By	/s/ JAMES KEEGAN

Name: James Keegan
Title:

GUARANTORS:

AM PSYCHO PRODUCTIONS, INC.
ATTRACTION PRODUCTIONS LLC
BLUE PRODUCTIONS INC.
CINEPIX ANIMATION INC./ANIMATION CINEPIX INC.
CINEPIX FILMS INC./FILMS CINEPIX INC.
CONFIDENCE PRODUCTIONS, INC.
CUT PRODUCTIONS INC.
DEAD ZONE PRODUCTION CORP.
DEVILS REJECTS, INC.
FINAL CUT PRODUCTIONS CORP.
FIVE DAYS PRODUCTIONS CORP.
FRAILTY PRODUCTIONS, INC.
GC FILMS, INC.
HIGH CONCEPT PRODUCTIONS INC. HYPERCUBE PRODUCTIONS CORP.
KING OF THE WORLD PRODUCTIONS LLC
LG PICTURES INC.
LIONS GATE FILMS CORP. LIONS GATE FILMS DEVELOPMENT CORP.
LIONS GATE FILMS INC.
LIONS GATE FILMS PRODUCTIONS CORP./PRODUCTIONS FILMS LIONS GATE S.A.R.F.
LIONS GATE MUSIC CORP.
LIONS GATE RECORDS, INC.
LIONS GATE STUDIO MANAGEMENT LTD.

LIONS GATE TELEVISION DEVELOPMENT LLC
LIONS GATE TELEVISION INC.
LUCKY 7 PRODUCTIONS CORP.
MOTHER PRODUCTIONS CORP.
NGC FILMS, INC.
PLANETARY PRODUCTIONS, LLC
PROFILER PRODUCTIONS CORP.
PSYCHO PRODUCTIONS SERVICES CORP.
TERRESTRIAL PRODUCTIONS CORP.
WEEDS PRODUCTIONS INC.
WILDFIRE PRODUCTIONS INC.
WRITERS ON THE WAVE
3F SERVICES, INC.
ARIMA INC.
ARTISAN ENTERTAINMENT INC.
ARTISAN FILMED PRODUCTIONS, INC.
ARTISAN HOME ENTERTAINMENT INC.
ARTISAN MUSIC INC.
ARTISAN PICTURES INC.
ARTISAN RELEASING INC.
ARTISAN TELEVISION INC.
BD OPTICAL MEDIA, INC.
BL DISTRIBUTION CORP.
CAVE PRODUCTIONS, INC.
FHCL, LLC
FILM HOLDINGS CO.
FUSION PRODUCTIONS, INC.
LANDSCAPE ENTERTAINMENT CORP.
POST PRODUCTION, INC.
PUNISHER PRODUCTIONS, INC.
SCREENING ROOM, INC.
SILENT DEVELOPMENT CORP.
VESTRON INC.

By:	/s/ JAMES KEEGAN

Name: James Keegan
Title:

BLAIR WITCH FILM PARTNERS LTD.
By:	Artisan Filmed Productions Inc.
Its:	General Partner

By:	/s/ JAMES KEEGAN

Name: James Keegan
Title:

LENDERS:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, (formerly known as JPMorgan Chase Bank), individually and as Administrative Agent

By	/s/ GARRETT J. VERDONE

Name:	Garrett J. Verdone
Title:	Senior Vice President
Address:	277 Park Avenue
16th Floor,
New York, NY 10172
Attention:	Garrett Verdone
Facsimile:	(212) 899-2893

BANK LEUMI USA

By

Name:
Title:
Address:
Attention:
Facsimile:

BNP PARIBAS

By	/s/ FREDERIQUE MERHAUT

Name: Frederique Merhaut
Title: Director
Address:
Attention:
Facsimile:

By	/s/ C. BETTLES

Name: C. Bettles
Title: Managing Director
Address:
Attention:
Facsimile:

CITY NATIONAL BANK

By	/s/ NORMAN B. STARR

Name: Norman B. Starr
Title: Senior Vice President
Address:
Attention:
Facsimile:

BANK OF AMERICA, N.A., as successor by merger to Fleet National Bank

By	/s/ THOMAS J. KANE

Name: Thomas J. Kane
Title: Senior Vice President
Address: 335 Madison Ave., New York, NY 10017
Attention:
Facsimile: 212-503-7173

ISRAEL DISCOUNT BANK OF NEW YORK

By	/s/ HOWARD WEINBERG

Name: Howard Weinberg
Title: Senior Vice President I
Address: 511 Fifth Avenue, New York, NY 10017
Attention: Howard Weinberg
Facsimile: 212-551-8259

By	/s/ DAVID ACOSTA

Name: David Acosta
Title: Vice President
Address: 511 Fifth Avenue, New York, NY 10017
Attention: David Acosta
Facsimile: 212-551-8259

MANUFACTURERS BANK

By	/s/ MAUREEN KELLY

Name: Maureen Kelly
Title: Vice President
Address: 515 South Figueroa St., CA 90071
Attention:
Facsimile: 213-489-6028

U.S. BANK NATIONAL ASSOCIATION

By	/s/ JOAN F. STIGLIANO

Name: Joan F. Stigliano
Title: Senior Vice President
Address:
Attention:
Facsimile:

SOCIETE GENERALE

By

Name:
Title:
Address:
Attention:
Facsimile:

THE LEWIS HORWITZ ORGANIZATION, a division of Imperial Capital Bank

By	/s/ DAVID HUTKIN

Name: David Hutkin
Title: Vice President
Address:
Attention:
Facsimile:

UNION BANK OF CALIFORNIA, N.A.

By	/s/ KIN CHENG

Name: Kin Cheng
Title: AVP
Address: 445 S. Figueroa St., 16th Floor, Los Angeles, CA 90071
Attention: Danny Mandel
Facsimile: 213-236-5852

WESTLB AG (formerly Westdeutsche Landesbank Girozentrale), NEW YORK BRANCH

By

Name:
Title:
Address:
Attention:
Facsimile:

By

Name:
Title:
Address:
Attention:
Facsimile:

THE ROYAL BANK OF SCOTLAND PLC

By	/s/ ALEXANDER STEWART BROWN

Name: Alexander Stewart Brown
Title: Attorney for the Royal Bank of Scotland PLC
Address:
Attention: Jacqueline Baer
Facsimile: + 44 20 7085 3931

GRAYSON & CO.

By

Name:
Title:
Address:
Attention:
Facsimile: